UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 6, 2009 (December 30, 2008)
The Scotts Miracle-Gro Company

(Exact name of registrant as specified in its charter)

Ohio	1-11593	31-1414921

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041

(Address of principal executive offices)	(Zip Code)
(937) 644-0011

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to The Scotts Company LLC Executive Retirement Plan
     On December 30, 2008, The Scotts Company LLC Executive Retirement Plan was amended and restated, effective as of January 1, 2005 (as so amended and restated, the “Amended and Restated ERP”), in order to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. The Amended and Restated ERP is a non-qualified deferred compensation plan. The foregoing description of the Amended and Restated ERP is qualified in its entirety by reference to the full text of the Amended and Restated ERP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired:
          Not applicable.
     (b) Pro forma financial information:
          Not applicable.
     (c) Shell company transactions:
          Not applicable.
     (d) Exhibits:

Exhibit No.	Description	Location

10.1	The Scotts Company LLC Executive Retirement Plan, As Amended and Restated as of January 1, 2005	Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY
Dated: January 6, 2009	By:	/s/ Vincent C. Brockman
		Printed Name:	Vincent C. Brockman
		Title:	Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 6, 2009
The Scotts Miracle-Gro Company

Exhibit No.	Description	Location

10.1	The Scotts Company LLC Executive Retirement Plan, As Amended and Restated as of January 1, 2005	Filed herewith

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